ARMANINO FOODS OF DISTINCTION, INC.
                            30588 San Antonio Street
                           Hayward, California 94544
                                (510) 441-9300

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 28, 2004

TO THE SHAREHOLDERS OF ARMANINO FOODS OF DISTINCTION, INC.:

     NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Armanino Foods of Distinction, Inc., a Colorado corporation (the "Company"), will be held at the Clarion Hotel, 401 East Millbrae Avenue, Millbrae, California, on Friday, May 28, 2004, at 10:30 a.m., Pacific Time, and at any and all adjournments thereof, for the purpose of considering and acting upon the following matters.

     1. The election of six (6) Directors of the Company to serve until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified;

     2. The ratification of the appointment of Gregory & Eldredge, LLC, as the Company's independent auditors; and

     3. The transaction of such other business as may properly come before the meeting or any adjournment thereof.

     Only holders of the no par value common stock of the Company of record at the close of business on April 14, 2004, will be entitled to notice of and to vote at the Meeting or at any adjournment or adjournments thereof. The proxies are being solicited by the Board of Directors of the Company.

     All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed pre-addressed envelope which requires no additional postage if mailed in the United States. The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              WILLIAM J. ARMANINO, PRESIDENT
Hayward, California
April 14, 2004


















                       ARMANINO FOODS OF DISTINCTION, INC.
                            30588 San Antonio Street
                           Hayward, California 94544
                                 (510) 441-9300

                         ------------------------------
                                PROXY STATEMENT
                         ------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 28, 2004

                              GENERAL INFORMATION

     The enclosed Proxy is solicited by and on behalf of the Board of Directors of Armanino Foods of Distinction, Inc., a Colorado corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at the Clarion Hotel, 401 East Millbrae Avenue, Millbrae, California, on Friday, May 28, 2004, at 10:30 a.m., Pacific Time, and at any adjournment thereof. It is anticipated that this Proxy Statement and the accompanying Proxy will be mailed to the Company's shareholders on or about April 28, 2004.

     Any person signing and returning the enclosed Proxy may revoke it at any time before it is voted by giving written notice of such revocation to the Company, or by voting in person at the Meeting. The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company. It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone, without additional salary or compensation to them. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

     All shares represented by valid proxies will be voted in accordance therewith at the Meeting.

     The Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, is being simultaneously mailed to the Company's shareholders, but does not constitute part of these proxy soliciting materials.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     All voting rights are vested exclusively in the holders of the Company's no par value common stock, with each share entitled to one vote. Only shareholders of record at the close of business on April 14, 2004, are entitled to notice of and to vote at the Meeting or any adjournment thereof. On April 14, 2004, the Company had 3,370,108 shares of its no par value common stock outstanding, each share of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors. Cumulative voting in the election of Directors is not permitted.

     A majority of the Company's outstanding common stock represented in person or by proxy shall constitute a quorum at the Meeting.

                          SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth the number and percentage of shares of the Company's no par value common stock owned beneficially, as of April 14, 2004, by any person, who is known to the Company to be the beneficial owner of 5% or more of such common stock, and, in addition, by each Director of the Company, Nominee for Director, and Executive Officer and by all Directors, Nominees for Director and Executive Officers of the Company as a group. Information as to beneficial ownership is based upon statements furnished to the Company by such persons.

   Name and Address              Amount and Nature of           Percent
 of Beneficial Owners            Beneficial Ownership           of Class
------------------------         --------------------           --------

William J. Armanino                    352,230  (1)               10.4%
30588 San Antonio Street
Hayward, CA 94544

John J. Micek, III                      98,592  (2)                2.9%
4th Floor
300 Hamilton Avenue
Palo Alto, CA  94301

David Scatena                           70,828  (3)                2.1%
655 Mariner's Island Blvd.
Suite 304
San Mateo, CA  94404

Joseph F. Barletta                      60,000  (4)                1.7%
530 Westgate
Napa, CA  94558

Edmond J. Pera                          71,000  (5)                2.1%
30588 San Antonio Street
Hayward, CA  94544

Douglas R. Nichols                     462,379  (6)               13.6%
2603 Fairmount
Dallas, TX  75201

Linda A. Armanino                      345,866  (7)               10.1%
30588 San Antonio Street
Hayward, CA  94544

First London Securities Corp.          310,379                     9.2%
2603 Fairmount
Dallas, TX  75201

All Directors and Executive          1,115,029                    30.2%
Officers as a Group (6 Persons)
_________________

(1) Includes 273,270 shares held directly by the William J. Armanino Trust, of which Mr. Armanino is trustee; 48,960 shares held by Mr. Armanino as custodian for a minor child. Also includes 30,000 shares underlying stock options held by Mr. Armanino, which are exercisable within 60 days.

(2) Includes 28,592 shares held directly and 70,000 shares underlying stock options exercisable within 60 days held by Mr. Micek.

(3) Includes 828 shares held directly and 70,000 shares underlying stock options exercisable within 60 days held by Mr. Scatena.

(4) Includes 60,000 shares underlying stock options held by Mr. Barletta exercisable within 60 days.

(5) Includes 11,000 shares held directly and 60,000 shares underlying stock options held by Mr. Pera exercisable within 60 days.

(6) Includes 112,000 shares held directly by Mr. Nichols, 310,379 shares held by First London Securities Corporation, and 40,000 shares underlying stock options held by Mr. Nichols exercisable within 60 days. Mr. Nichols is a 48% shareholder of DGN Securities which owns 100% of First London Securities.

(7) Includes 256,906 shares held directly by the Linda A. Armanino Trust, of which Mrs. Armanino is trustee; 48,960 shares held by Mrs. Armanino as custodian for a minor child. Also includes 40,000 shares underlying stock options held by Mrs. Armanino which are exercisable within 60 days.


                            ELECTION OF DIRECTORS

     The Board of Directors currently consists of six members. The Board of Directors recommends the election as Directors of the six (6) nominees listed below, to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified or until their earlier death, resignation or removal. Each of the current members of the present Board of Directors have been nominated for re-election. The persons named as "Proxies" in the enclosed form of Proxy will vote the shares represented by all valid returned proxies in accordance with the specifications of the shareholders returning such proxies. If at the time of the Meeting any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to vote for such substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

     The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held, and the period during which each person has served as a Director:

                                        Positions and Offices Held
       Name               Age             and Term as a Director
       ----               ---           --------------------------

William J. Armanino       76     President, Chief Executive Officer and
                                 Chairman of the Board and a Director
                                 since February 1988

John J. Micek, III        51     Director since February 1988

David B. Scatena          62     Director since February 1988 and Vice
                                 Chairman of the Board since February 1999

Joseph F. Barletta        67     Director since December 1999

Edmond J. Pera            63     Secretary, Treasurer, and Director
                                 since August 2000, Chief Operating Officer
                                 (Principal Financial Officer) since
                                 May 2003

Douglas R. Nichols        52     Director since June 2001

     There is currently no family relationship between any Director or Executive Officer of the Company.

     Set forth below are the names of all nominees for Director and Executive Officers of the Company, all positions and offices with the Company held by each such person, the period during which he has served as such, and the principal occupations and employment of such persons during at least the last five years:

     WILLIAM J. ARMANINO -- PRESIDENT, CHIEF EXECUTIVE OFFICER AND CHAIRMAN OF THE BOARD. Mr. Armanino has been President, Chief Executive Officer and a Director of the Company since February 1988, and served in these capacities for the Company's wholly owned subsidiary from January 1987, until it was merged into the Company in December 1990. In April of 1990, Mr. Armanino was elected to be Chairman of the Board of Directors of Armanino Foods of Distinction. From August of 1990 to June 1998, Mr. Armanino also served as Treasurer of the Company. He was also Chief Financial Officer of the Company from September 1989 until March 2000. In 1957, he and his father founded G. Armanino & Sons, Inc., and its principal subsidiary, Armanino Farms of California, which developed into an international business specializing in growing, processing and merchandising of fresh frozen and freeze dried herbs, spices and vegetables. In December 1986, most of this business was sold to and became a subsidiary of McCormick & Company, which is publicly-held, but Mr. Armanino remained as the Chairman of the Board of Directors of that subsidiary of McCormick & Company until December 1989. Mr. Armanino also established the business of manufacturing and marketing frozen pasta sauces as part of G. Armanino & Sons, Inc. in 1978. This business was acquired by the Company's subsidiary in January 1987. Mr. Armanino devotes substantially all of his time to the business of the Company.

     JOHN J. MICEK III -- DIRECTOR. Mr. Micek has been a Director of the Company since February 1988. He also served as a director of the Company's wholly owned subsidiary from May 1987 until it was merged into the Company in December 1990, and was a Vice President of the Company from September 1989 to December 1993. From February 1988 to December 31, 1988, he served as General Counsel and Chief Financial Officer for the Company, and served in these capacities for the Company's wholly owned subsidiary from May 1987 to December 31, 1988. From July 1997, Mr. Micek served as Chief Operating Officer for Protozoa, Inc. in San Francisco, California. From April 1994 to February 1997, Mr. Micek was General Counsel for Enova Systems, Inc. in San Francisco, California. From January 1989 to March 1994, Mr. Micek practiced law and served as a consultant to the Company on corporate finance matters. Since September 1998, Mr. Micek has been President of Universal Assurors, Inc., a member company of Universal Group, Inc., a midwest group of insurance companies. Since April 2001, he has also been managing director of Silicon Prairie Partners, L.P., a venture fund. He also serves as a director of Universal Group, Inc. and UTEK Corporation of Tampa, Florida. He received a Bachelor of Arts degree in History from the University of Santa Clara in 1974 and a Juris Doctorate from the University of San Francisco School of Law in 1979.

     DAVID B. SCATENA -- VICE CHAIRMAN OF THE BOARD. Mr. Scatena has been Vice Chairman of the Board since February 1999, and has been a Director of the
Company since February 1988.   He was also a Director of the Company's wholly
owned subsidiary from January 1987, until it was merged into the Company in December 1990. He also served as Treasurer of the Company from February 1988 to January 1989, and of its wholly owned subsidiary from January 1987 to January 1989. He is Managing Partner of Polly, Scatena, Vasheresse & May, a Certified Public Accounting firm in San Mateo, California, where he has practiced as a Certified Public Accountant for over 20 years. Mr. Scatena received a Bachelor of Science Degree from the University of San Francisco in 1964.

     JOSEPH F. BARLETTA -- DIRECTOR. Mr. Barletta has been a Director since December 1999. Mr. Barletta previously served as a Director of the Company from February 1988 until May 1994, and of its wholly owned subsidiary from May 1987 until it was merged into the Company in December 1990. Mr. Barletta is an attorney and media business consultant with offices in San Francisco and Napa Valley, California. He has served as chief executive officer or chief operating officer of six companies in the media industry including TV Guide magazine, San Francisco Newspaper Agency, New York Daily News, Freedom Communications, Thomson Newspapers and Murdoch Magazines. He also was an officer of the Chicago Tribune, an executive with the Wall Street Journal and served as Public Utilities Commissioner for the City of San Francisco, California. Mr. Barletta is a director of Lebhar-Friedman, Inc., a publisher of business magazines, and of Youbet.com, Inc., a publicly traded online event and wagering company. Mr. Barletta received a Bachelor of Arts Degree from Marietta College in 1959 and a Juris Doctorate from Duquesne University School of Law in 1963.

     EDMOND J. PERA -- SECRETARY, TREASURER, CHIEF OPERATING OFFICER (PRINCIPAL FINANCIAL OFFICER) AND DIRECTOR. Mr. Pera has been Secretary and Treasurer of the Company since March 2000 and a Director since August 2000. Since May 2003, he has been Chief Operating Officer and Principal Financial Officer of the Company. From March 2000 to April 30, 2003, Mr. Pera served as Chief Financial Officer. From 1991 to April 2003, Mr. Pera was the sole owner of Pera Management Consulting, a consulting firm specializing in start-ups, restructuring and reorganization, finances, etc. The consulting service consisted of Mr. Pera being a part-time CEO or CFO of various businesses.
From 1999 to February 2000, Mr. Pera was a consultant to the Company in the area of finance and shareholder relations. From 1982 to 1991, Mr. Pera was President and CEO of Advanced Communications, which manufactured and marketed electronic mail equipment. From 1967 to 1982, Mr. Pera was employed by Levi Strauss & Company, a leading manufacturer of clothing apparel, where he served in increasingly responsible positions, the latter of which was Division General Manager of Levi's Canada/Latin American division. Mr. Pera received a Bachelor of Science Degree in Commerce from Santa Clara University in Santa Clara, California in 1962. Mr. Pera currently devotes substantially all of his time to the business of the Company.

     DOUGLAS R. NICHOLS -- DIRECTOR. Mr. Nichols has been a Director since June 2001. Since March 1991, Mr. Nichols has served as President of First London Securities Corporation, a NASD member firm providing investment banking services. From 1989 to 1991, Mr. Nichols was a Vice President with the Dallas, Texas office of Smith Barney, and from 1986 to 1989, was a broker with the Dallas branch of Shearson Lehman Brothers. In addition, Mr. Nichols is President and a 48% shareholder of DGN Securities, a NASD member firm. DGN Securities owns 100% of First London Securities Corporation. He also serves as a director of Railamerica, a publicly held company. Mr. Nichols received his Bachelor of Arts degree from Allegheny College in 1974 and received his license as a Certified Public Accountant in Pennsylvania in 1980, however, his license is not current at this time.

     The Company's Board of Directors held five (5) meetings during the year ended December 31, 2003. Each Director attended at least 75% of the aggregate number of meetings held by the Board of Directors and its Committees during the time each such Director was a member of the Board or of any Committee of the Board.

     The Company's Executive Officers hold office until the next Annual Meeting of the Directors of the Company, which currently is scheduled for May 28, 2004. There are no known arrangements or understandings between any Director or Executive Officer and any other person pursuant to which any of the above-named Executive Officers or Directors was selected as an Executive Officer or Director of the Company.

     No event occurred during the past five years which is material to an evaluation of the ability or integrity of any Director or person nominated to be Director, or Executive Officer of the Company.

COMMITTEES OF THE BOARD

     The Company has a Compensation and Nominating Committee, an Audit Committee and a Strategic Finance Committee.

Compensation and Nominating Committee

     On March 26, 2004, the Board of Directors adopted a Charter for the Compensation and Nominating Committee, which had formerly served as the Compensation Committee. A copy of the Compensation and Nominating Committee Charter is attached to this proxy statement as Exhibit A. The Compensation and Nominating Committee presently consists of David B. Scatena, John J. Micek, III and Joseph F. Barletta, all of which are independent as defined by Rule 4200(a)(15) of the Nasdaq listing requirements. The Compensation and Nominating Committee reviews the compensation arrangements for each of the Company's Executive Officers and makes recommendations to the Board of Directors. The Compensation and Nominating Committee will also identify and review the qualifications of potential nominees for election to the Board of Directors, including incumbent Directors and candidates recommended by shareholders and will consider principles to be applied in filling vacancies and planning for Board succession.

The Compensation and Nominating Committee has not established any minimum qualifications for persons to be considered for nomination, but will be guided by the following criteria, that the individual be of the highest character and integrity; be free of any conflict of interest that would violate any applicable law or regulation or interfere with proper performance of the responsibilities of a Director; possess substantial and significant experience that would be of particular importance to the Company in the performance of the duties of a Director; have sufficient time available to devote to the affairs of the Company; and have a desire to represent the balanced best interests of the shareholders as a whole.

     Shareholders who wish to recommend persons to the Compensation and Nominating Committee should submit a letter addressed to the Chairperson of the Compensation and Nominating Committee no later than 120 days prior to the date of the next Annual Meeting of Shareholders that sets forth the name, age, and address of the person recommended for nomination; the principal occupation or employment of the person recommended for nomination; a statement that the person is willing to be nominated and will serve if elected; and a statement as to why the shareholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the Committee described above.
     During 2003, this committee held four (4) meetings.

Audit Committee

     The Audit Committee presently consists of John J. Micek, III, Douglas R. Nichols and Joseph F. Barletta. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process, approves non-audit services provided by the Company's independent accountants and reviews all related party transactions for approval. During 2003, the Audit Committee met six (6) times. The Board of Directors has determined that both Douglas R. Nichols and Joseph F. Barletta are "audit committee financial experts" as that term is defined by SEC rules, and that they are independent.

     Please see "Report of the Audit Committee" for additional information about this committee.

Strategic Finance Committee

     The Strategic Finance Committee presently consists of John J. Micek, III, Doulgas R. Nichols, and Joseph F. Barletta. The Strategic Finance Committee assists management in developing overall corporate strategies designed to maximize corporate growth and profitability resulting in increased shareholder value, as well as assists in the financial direction of the Company's investments. During 2003, the Strategic Finance Committee held no meetings.

CODE OF ETHICS

     The Board of Directors adopted a Code of Ethics in December 2003, which applies to all of the Company's Executive Officers, Directors and employees. A copy of the Code of Ethics is available in the "Investor Relations" section of the Company's website (www.armaninofoods.com) or by writing to our Corporate Secretary at 30588 San Antonio Street, Hayward, California 94544.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders wishing to contact the Board of Directors or a specified members or committees of the Board should send correspondence to the Corporate Secretary, Armanino Foods of Distinction, Inc., 30588 San Antonio Street, Hayward, California 94544. All communications so received from stockholders of the Company will be forwarded to the members of the Board of Directors, or to a specific Board member or committee if so designated by the stockholder. A stockholder who wishes to communicate with a specific Board member or committee should send instructions asking that the material be forwarded to the Director or to the appropriate committee chairman. All stockholders are also encouraged to communicate directly with both Officers and Directors regarding issues affecting the Company at the Annual Meeting of Shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its most recent fiscal year, and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year and certain representations, no persons who were either a Director, Officer, or beneficial owner of more than 10% of the Company's common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.


                                 COMPENSATION

     The following tables set forth information regarding executive compensation for the Company's President and Chief Executive Officer and each other Executive Officer who received total annual salary and bonus in excess of $100,000 for any of the years ended December 31, 2003, 2002 or 2001.

                                           SUMMARY COMPENSATION TABLE

                                                                     LONG TERM COMPENSATION
                                                                  ----------------------------
                                    ANNUAL COMPENSATION                AWARDS          PAYOUTS
                                ----------------------------      -------------------  -------
                                                                              SECURI-
                                                                              TIES
                                                                              UNDERLY-
                                                     OTHER          RE-       ING                 ALL
                                                     ANNUAL         STRICTED  OPTIONS/            OTHER
NAME AND PRINCIPAL                                   COMPEN-        STOCK     SARs       LTIP     COMPEN-
POSITION              YEAR  SALARY       BONUS       SATION         AWARD(S)  (NUMBER)   PAYOUTS  SATION
------------------    ----  --------     -----       ------         --------  --------   -------  -------

William J. Armanino,  2003  $200,000       -0-       $34,909 (1)      -0-       -0-         -0-   $ 8,977 (2)
 President, Chief     2002  $180,000       -0-       $24,433 (1)      -0-       -0-         -0-   $ 8,321 (2)
 Executive Officer    2001  $180,000     $15,000     $27,691 (1)      -0-       -0-         -0-   $ 7,728 (2)

Edmond J. Pera,       2003  $157,315     $  -0-      $ -0-            -0-       -0-         -0-   $  -0-
 Secretary, Treas-    2002  $113,850        -0-        -0-            -0-       -0-         -0-      -0-
 urer, Chief          2001  $ 94,425     $12,000       -0-            -0-       -0-         -0-      -0-
 Operating Officer

-------------------

(1) For 2003, this amount includes $26,796 for automobile expense reimbursement and $7,933 for 75% of Mr. Armanino's club memberships reimbursed to him. For 2002, this amount includes $16,991 for automobile expense reimbursement and $7,442 for 75% of Mr. Armanino's club memberships reimbursed to him. For 2001, this amount includes $20,245 for automobile expense reimbursement and $7,446 for 75% of Mr. Armanino's club memberships reimbursed to him.

(2) Represents amounts paid for premiums on a term life insurance policy for Mr. Armanino's benefit.


              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                         AND FY-END OPTION/SAR VALUES

                                            SECURITIES
                                            UNDERLYING      VALUE OF UNEXER-
                       SHARES               UNEXERCISED     CISED IN-THE
                       ACQUIRED             OPTIONS         MONEY OPTIONS/
                       ON                   SARs AT FY-END  SARs AT FY-END
                       EXERCISE   VALUE     EXERCISABLE/    EXERCISABLE/
        NAME           (NUMBER)   REALIZED  UNEXERCISABLE   UNEXERCISABLE
        ----           --------   --------  --------------  ---------------

William J. Armanino     -0-        -0-        40,000/0       $63,100 / $0
Edmond J. Pera          -0-        -0-        60,000/0       $68,700 / $0

     The Company presently has two Executive Officers: William J. Armanino, President, Chief Executive Officer and Chairman of the Board; and Edmond J. Pera, Secretary, Treasurer and Chief Operating Officer (Principal Financial Officer). The Company has employment agreements with Mr. Armanino and Mr. Pera.

     Effective January 1, 2000, the Company entered into a one (1) year employment agreement with William J. Armanino, which provided for a base salary of $180,000 per year. In addition, Mr. Armanino was entitled to receive a bonus of up to 25% of his base salary provided the Company achieved its Board of Directors approved sales and net income forecasts, as audited. The Company has also reimbursed Mr. Armanino for 75% of his cost belonging to certain clubs, which he uses for business purposes, and 100% of his expenses relating to an automobile. Effective January 1, 2001, the Company amended Mr. Armanino's employment agreement extending the term for a period of two (2) years, expiring on December 31, 2003. However, this agreement terminated on December 31, 2002, pursuant to the terms of Mr. Armanino's new employment agreement described below.

     Effective January 1, 2003, the Company entered into a two (2) year employment agreement with Mr. Armanino, which provides for a base salary of $200,000 per year. In addition, Mr. Armanino is entitled to receive a bonus of up to 25% of his base salary providing the Company achieves its Board of Directors approved sales and net income forecasts, as audited. Up to 50% of the maximum bonus may be earned if the sales forecast is achieved, and up to 50% of the maximum bonus may be earned if the net income before taxes and extraordinary items forecast is achieved. Mr. Armanino will earn no bonus unless the Company achieves positive net income for the applicable year, except at the discretion of the Board of Directors. The Company has also agreed to reimburse Mr. Armanino for 75% of his cost belonging to certain clubs, which he uses for business purposes, and 100% of his expenses relating to an automobile. In the event of his death or disability, or if Mr. Armanino were to resign as a result of a change in control of the Company, he would then be entitled to receive as severance pay a sum equal to twelve (12) months' base salary plus bonus compensation, pro-rated for that portion of the year during which he was employed by the Company. If he were terminated for cause, Mr. Armanino would only be entitled to three (3) months' base salary as severance pay. This agreement will expire on December 31, 2004.

     For purposes of this employment agreement, a "change in control" means
(i) consolidation or merger of the company or a subsidiary in which the Company is not the surviving entity or in which there is a change of ownership of more than fifty percent (50%) of the outstanding stock of the Company; (ii) the sale of substantially all of the assets of the Company; or (iii) a change in more than fifty percent (50%) of the Directors of the Company. For purposes of this employment agreement, Mr. Armanino will be considered disabled if he is unable to perform his duties thereunder on a full-time basis for a continuous period of three (3) months.

     Effective June 1, 2002, the Company entered into a two (2) year and seven
(7) month employment agreement with Mr. Pera, which provided for a base salary of $117,000 per year for thirty (30) hours of work per week based on 75% of a full-time rate of ($156,000) per annum. On March 19, 2003, the Company entered into an amendment to Mr. Pera's employment agreement, commencing on May 1, 2003, whereby Mr. Pera became Chief Operating Officer of the Company. In addition, he remains as Secretary and Treasurer and serves as Principal Financial Officer of the Company but no longer holds the title of Chief Financial Officer. In addition, Mr. Pera commenced full-time employment, as of May 1, 2003, at a salary of $180,000 per year. The employment agreement, as amended, will terminate on April 30, 2006. In addition to his salary, Mr. Pera is entitled to receive a bonus of up to 25% of his base salary providing the Company achieves its Board of Directors approved sales and net income forecasts, as audited. Up to 50% of the maximum bonus may be earned if the sales forecast is achieved, and up to 50% of the maximum bonus may be earned if the net income before taxes and extraordinary items forecast is achieved. Mr. Pera shall earn no bonus unless the Company achieves positive net income for the applicable year, except at the discretion of the Board of Directors. In the event Mr. Pera's employment is terminated for reasons other than "cause," he would then be entitled to receive as severance pay a sum equal to the greater of (i) twelve (12) months' base salary, or (ii) that number of months of base salary which is equal to the number of months remaining on the term of his agreement as of the date of termination. If he were terminated for cause, all rights, duties and obligations of the parties under the agreement cease as of the date of termination.

     For purposes of Mr. Pera's employment agreement, "cause" means only if it is by reason of the employee's commission of willful and material acts of neglect, dishonesty, fraud or other acts involving moral turpitude which materially affect the business or affairs of the Company.

     Until March 2002, Members of the Board of Directors received a fee of $1,000 per meeting attended in person and $100 per hour or fraction thereof for time spent in preparation for meetings. Effective April 2002, the fee per meeting was increased to $2,000. Effective March 2002, the members of the Board of Directors receive a fee of $250 per telephonic board meeting. Members of the committees of the Board of Directors are entitled to receive a fee of $100 per hour or fraction thereof for approved committee meetings. They are also entitled to receive a fee of $50 per hour for travel time and reimbursement of reasonable travel expenses incurred by them in attending board or committee meetings. The hourly rates will be adjusted annually for inflation, however, no adjustments have been made to date.

     Except as disclosed below, the Company has no retirement, pension, profit sharing or other plans covering its Officers and Directors.

INCENTIVE COMPENSATION PLANS

     For 2001, an Incentive Compensation Program for employees of the Company was established. The Company's President and Secretary/Treasurer and Chief Financial Officer were not included in this program. The program was based on the Company achieving certain revenue and profit targets based on the budget approved by the Board of Directors and individually based on the accomplishment of specific personal objectives. For the fiscal year ended December 31, 2001, $109,815 was earned by employees under the program. In addition, the Board of Directors approved bonuses for the President and Secretary/Treasurer and Chief Financial Officer totaling $27,000.

     For 2002, an Incentive Compensation Program for employees of the Company was established. The Company's President and Secretary/Treasurer and Chief Financial Officer were not included in this program. The program was based on the Company achieving certain revenue and profit targets based on the budget approved by the Board of Directors and individually based on the accomplishment of specific personal objectives. For the fiscal year ended December 31, 2002, at the approval of Management, a discretionary bonus of $32,385 was distributed to employees. No bonuses were paid to the President/ Chief Executive Officer, the Chief Financial Officer/Secretary/Treasurer, the Director of Sales or the Senior Administrative Manager for 2002.

     For 2003, the Incentive Compensation Program established for 2002 was continued. For the fiscal year ended December 31, 2003, $60,590 was earned by employees under the program. No bonuses were paid to any Executive Officer.

     For 2004, an Incentive Compensation Program was established for employees of the Company. In adopting the Company's budget for the year ending December 31, 2004, the Board of Directors approved approximately $166,000 to fund this program. The program is based on and to be allocated as follows: 50% of an individual employee's bonus is to be based solely on the accomplishment of specific objectives established for that employee , and 50% based solely on the Company achieving certain revenue and profit targets based on the budget approved by the Board of Directors. The $166,000 allocated to the Incentive Compensation Program includes the bonuses that may be earned by the Executive Officers of the Company under the terms of their employment agreements but is based on the achievement of the sales and income budget provided for in their employment agreements.

1993 STOCK OPTION PLAN

     In March 1993, the Board of Directors adopted a Stock Option Plan (the "1993 Plan"). The 1993 Plan was approved by the Company's shareholders in May 1993. The 1993 Plan expired on March 10, 2003. However, options granted prior to that time will continue until they expire or are exercised.

     As of December 31, 2003, options covering 732,900 shares of the Company's Common Stock were outstanding under the 1993 Plan. The options have exercise prices ranging from $2.31 to $2.86 per share. No options were granted in 2003.

2002 STOCK OPTION PLAN

     On April 11, 2002, the Board of Directors adopted the Company's 2002 Stock Option Plan and it was approved by the Company's shareholders on May 23, 2002. A total of 160,000 shares of the Company's common stock are currently reserved for issuance under the 2002 Plan.

     The Board administers the 2002 Plan. The 2002 Plan may also be administered by the Board's Compensation and Nominating Committee or, with respect to optionees who are not Executive Officers subject to the short-swing profit rules of the federal securities laws, by a secondary committee comprised of one or more Board members.

     The Board (or the Compensation and Nominating Committee or a secondary committee that may act as the 2002 Plan administrator) has full authority under the 2002 Plan to determine who receives options under the 2002 Plan, the number of shares covered by each granted option, the date or dates options are granted, the maximum term during which the option will remain outstanding, whether the granted option will be an Incentive Stock Option ("ISO") that satisfies the requirements of Section 422 of the Internal Revenue Code (the "Code") or a Non-Statutory Option ("NSO") not intended to meet such requirements, and the remaining provisions of the option grant. The Board (or the Compensation and Nominating Committee) also has full authority to adopt rules or guidelines to implement the 2002 Plan, and its determination will be final and binding on all persons.

     Employees (including Executive Officers), consultants and outside Directors who render services to the Company are eligible to receive option grants under the 2002 Plan. Employees, outside Directors and consultants are eligible for grants of NSOs. Only common-law employees are eligible for the grant of ISOs. The option exercise price per share in the case of an ISO may not be less than 100% of the fair market value of the common stock on the grant date. There is no limitation on the exercise price per share of an NSO.

     During 2003, no options were granted under the 2002 Plan. As of December 31, 2003, options covering 60,000 shares of the Company's Common Stock were outstanding under the 2002 Plan. The options have an exercise price of $2.54 per share.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2003, with respect to shares of the Company's Common Stock that may be issued under equity compensation plans:

                                                         Number of
                                                         securities
                                                         remaining
                       Number of                         available
                       securities       Weighted-        for future
                       to be issued     average          issuance under
                       upon exer-       exercise         equity compen-
                       cise of out-     price of         sation plans
                       standing         outstanding      (excluding
                       options,         options,         securities
                       warrants         warrants         reflected in
                       and rights       and rights       column (a))
Plan category             (a)              (b)               (c)
-------------          ----------       ----------       -------------

Equity compensation     792,900           $2.53            100,000
plans approved by
security holders

Equity compensation       -0-              -0-               -0-
plans not approved      -------           -----            -------
by security holders

Total                   792,900           $2.53            100,000

401(k) PROFIT SHARING PLAN

     The Company also maintains a 401(k)profit sharing plan and trust (the "401(k) Plan") for its employees, including Executive Officers Under the 401(k) Plan, an employee may contribute up to the maximum deferral limit and, if an employee is over 50 years of age, may additionally contribute up to the deferral limit under the "catch-up" provisions, for investment in one or more funds identified under the plan. During 2003, the Company made matching contributions totaling $46,688 under the 401(k) Plan. The 401(k) Plan also provides that the Company may, in its discretion, make profit sharing contributions to the plan each year. Any profit sharing contributions will be allocated to employee accounts in proportion to their compensation for the year. Through 2003, the Company has made no profit sharing contributions to the 401(k) Plan.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Board of Directors of the Company is of the opinion that, even though the transactions described below were not the result of arms'-length negotiations, the terms of these transactions were at least as favorable to the Company as could have been obtained from an unaffiliated party. All ongoing and future transactions with affiliates will be on terms no less favorable than those which could be obtained from unaffiliated parties.

     Polly, Scatena, Vasheresse & May, a certified public accounting firm of which David Scatena, a Director of the Company, is managing partner, was paid for accounting and other services provided to the Company in the amount of $16,795 for the year ended December 31, 2003.

     Deborah J. Armanino-LeBlanc, the daughter of William J. Armanino, is employed by the Company in the capacity of Director of Sales. Ms. Armanino-LeBlanc received total compensation of $137,142 for the year ended December 31, 2003, of which $12,209 was for automobile reimbursement.

     Robert W. Armanino, the son of William J. Armanino, is employed by the Company in the capacity of Western Regional Sales Manager. Mr. Robert Armanino received total compensation in the amount of $91,490 of which $11,180 was for automobile reimbursement during 2003.

     Linda A. Armanino, who until December 2003 was the wife of William J. Armanino, is employed by the Company in the capacity of Senior Administrative Manager. Mrs. Armanino received total compensation of $112,886 for the year ended December 31, 2003. She devotes a minimum of 36 hours per week to the Company.

     The Company incurred $10,000 for the year ended December 31, 2003 in consulting fees to Tino Barzie, a former Director of the Company.


                        REPORT OF THE AUDIT COMMITTEE

     The Company has a standing Audit Committee (the "Audit Committee") of the Board of Directors. The Audit Committee consists of Messrs. Micek, Nichols and Barletta, who are independent (as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards). The Audit Committee operates pursuant to a charter (the "Audit Committee Charter") approved and adopted by the Board. A copy of the Audit Committee Charter, as amended, is attached to this Proxy Statement as Exhibit B. The Audit Committee, on behalf of the Board, oversees the Company's financial reporting process. In fulfilling its oversight responsibilities, the Audit Committee reviewed with Management the audited financial statements and the footnotes thereto in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, and discussed with management the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. The Audit Committee held six (6) meetings in fiscal 2003.

     The Company's outside independent public accountants, Pritchett, Siler & Hardy, P.C., are responsible for expressing an opinion on the conformity of the Company's audited financial statements in all material respects, to accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed with the independent public accountants their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the Audit Committee with the Company's independent public accountants under Statement on Auditing Standards 61, as amended by SAS 90. The Company's independent public accountants have expressed the opinion that the Company's audited financial statements conform, in all material respects, to accounting principles generally accepted in the United States. The independent public accountants have full and free access to the Audit Committee.

     The Audit Committee discussed with the Company's independent public accountants their independence from management and the Company, and received from them the written disclosures and the letter concerning the independent accountants' independence required by the Independence Standard Board Standard No. 1.

     The Audit Committee discussed with the Company's independent public accountants the overall scope and plans of the audit. The Audit Committee met with the independent public accountants to discuss the results of their audit, their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting.

     In reliance on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

     The Audit Committee also approved the selection of Gregory & Eldredge, LLC to serve as the Company's independent public accountants for the fiscal year ending December 31, 2004.

          MEMBERS OF THE AUDIT COMMITTEE

                  John J. Micek, III   Chairman
                  Joseph F. Barletta
                  Douglas R. Nichols


                     APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The independent accounting firm of Pritchett, Siler & Hardy, P.C. audited the financial statements of the Company for the year ended December 31, 2003, but has not been selected to serve as the independent accountant for the year ended December 31, 2004.

     The independent accounting firm of Gregory & Eldredge, LLC, has been selected by the Audit Committee to serve as the Company's independent auditors for the year ended December 31, 2004. At the direction of the Audit Committee, this appointment is being presented to the shareholders for ratification or rejection at the Annual Meeting of Shareholders. If the shareholders do not ratify the appointment of Gregory & Eldredge, LLC, the appointment of auditors will be reconsidered by the Audit Committee.

     It is expected that a representative of Gregory & Eldredge, LLC, will be present at the meeting and will be given an opportunity to make a statement if he desires to do so. It is also expected that the representative will be available to respond to appropriate questions from shareholders. The Company does not expect a representative of Pritchett, Siler & Hardy, P.C. to be present at the meeting.

     On April 7, 2004, the Audit Committee engaged Gregory & Eldredge, LLC to serve as the Company's independent accountants, replacing Pritchett, Siler & Hardy, P.C. The change was a result of the decision of one of the partners of Pritchett, Siler & Hardy, P.C., who performed audit services for the Company, to establish a new accounting firm. The decision to engage Gregory & Eldredge, LLC was made solely by the Audit Committee.

     The report of Pritchett, Siler & Hardy, P.C. on the Company's consolidated financial statements for the years ended December 31, 2003 and 2002 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles. During the years ended December 31, 2003 and 2002 and the subsequent periods preceding the decision to change independent accountants, there were no disagreements with Pritchett, Siler & Hardy, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of Pritchett, Siler & Hardy, P.C., would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report.

     During the fiscal years ended December 31, 2003 and 2002 and the subsequent periods prior to engaging Gregory & Eldredge, LLC, neither the Company nor anyone on its behalf consulted Gregory & Eldredge, LLC regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company by Gregory & Eldredge, LLC.

INDEPENDENT AUDITOR FEES

     The following table presents aggregate fees for professional services rendered by Pritchett, Siler & Hardy, P.C. for the audit of the Company's annual financial statements for the years ended December 31, 2003 and 2002, and fees billed for other services rendered by them during those periods.

                                      2003        2002
                                    -------     -------

            Audit Fees (1)          $49,152     $42,359
            Audit-Related Fees      $     0     $     0
            Tax Fees                $     0     $     0
            All Other Fees          $     0     $     0
                                    -------     -------

            Total                   $49,152     $42,359

_______________

(1) These are fees for professional services performed by Pritchett, Siler & Hardy, P.C. for the audit of the Company's annual financial statements and review of financial statements included in the Company's 10-QSB filings, and services that are normally provided in connection with statutory and regulatory filings or engagements.

     In connection with the engagement of Pritchett, Siler & Hardy, P.C. to audit the Company's financial statements for the year ended December 31, 2003, approximately 59% of the hours expended on the engagement were provided by Alan Gregory, a certified public accountant. At the time of the engagement, Mr. Gregory was not an employee of Pritchett, Siler & Hardy, P.C., and provided services under a contract with that firm. Mr. Gregory was formerly a partner of Pritchett, Siler & Hardy, P.C.

AUDIT COMMITTEE PRE-APPROVAL POLICY

     The Company's independent accountants may not be engaged to provide non-audit services that are prohibited by law or regulation to be provided by it, nor may the Company's principal accountant be engaged to provide any other non-audit service unless it is determined that the engagement of the principal accountant provides a business benefit resulting from its inherent knowledge of the Company while not impairing its independence. The Audit Committee must pre-approve the engagement of the Company's principal accountant to provide both audit and permissible non-audit services. No non-audit services were provided by the independent accountants in 2003.

                DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS
                FOR THE ANNUAL MEETING TO BE HELD IN MAY 2005

     Any proposal by a shareholder intended to be presented at the Company's Annual Meeting of Shareholders to be held in May 2005 must be received at the offices of the Company, 30588 San Antonio Street, Hayward, California 94544, no later than December 15, 2004, in order to be included in the Company's proxy statement and proxy relating to that meeting.

     Shareholders intending to bring any business before the Annual Meeting of Shareholders to be held in May 2005 that is not to be included in the Company's proxy statement and proxy related to that meeting must notify the Company, in writing, prior to February 28, 2005, of the business to be presented. Any such notices received after said date will be considered untimely under Rule 14a(c)(1) under the Securities Exchange Act of 1934, as amended.

                                    WILLIAM J. ARMANINO, PRESIDENT

Hayward, California
April 14, 2004

                                 EXHIBIT A

                 COMPENSATION AND NOMINATING COMMITTEE CHARTER
                                    OF
                      ARMANINO FOODS OF DISTINCTION, INC.

                            Adopted March 26, 2004

     1. Members. The Board of Directors of Armanino Foods of Distinction, Inc. (the "Company") shall appoint a Compensation and Nominating Committee (the "Committee") of at least three directors and shall designate one member of the Committee as chairperson. Each member of the Committee shall meet the independence requirements of the Nasdaq Stock Market.

     2. Purposes, Duties and Responsibilities. The Committee shall represent the Board of Directors in discharging its responsibilities relating to reviewing the performance of Company executives and setting compensation and compensation related policies, and also making recommendations to the Board of Directors relating to the Company's policies on equity incentives.

     In addition, the Committee shall identify individuals qualified to become members of the Board of Directors, to recommend to the Board of Directors persons to be selected as nominees for election to the Board of Directors at annual meetings of the Company's shareholders.

     3. Executive Compensation Responsibilities. The duties and responsibilities of the Committee with regard to Executive Compensation matters shall include, but are not limited to:

          (i) Reviewing at least annually the performance of Chief Executive Officer ("CEO") and recommending to the Board of Directors the CEO's compensation for the following year, taking into account the Company's performance, the effect on shareholder value, the CEO's performance, the effect on shareholder value, the CEO's performance, the responsibilities undertaken by the CEO, trends in the companies considered comparable to the Company, and any other factors the Committee considers relevant to the CEO's compensation. The CEO may not be present during voting or deliberations on matters relating to the compensation of the CEO.

          (ii) Reviewing the goals and objectives to be achieved by the CEO for the following year.

          (iii) Reviewing and making recommendations to the Board of Directors concerning the Company's employee incentive, compensation, stock option, benefit and severance plans and, as appropriate, establishing guidelines in relation thereto.

          (iv) Reviewing with the CEO the performance of the Company's other executive officers.

          (v) Reviewing and recommending to the Board of Directors the compensation of executive officers other than the CEO. The CEO may be present during the voting or deliberations on the compensation of executive officers other than the CEO if the Committee so desires.

          (vi) Making recommendations to the Board of Directors concerning stock option and other stock incentive awards for executive officers.


                                      1



          (vii) Producing a Committee report on executive compensation if required by the Securities and Exchange Commission (the "SEC") to be included in the Company's annual proxy statement or annual report filed with the SEC.

          (viii) In the performance of its duties and responsibilities herein defined, the Committee may seek and retain outside professionals to assist the Committee.

     4. Director Nomination Responsibilities. Specifically, the duties and responsibilities of the Committee with regard to director nomination matters shall include, but are not limited to:

          (i) Identifying and reviewing the qualifications of potential nominees for election to the Board of Directors, including incumbent directors and candidates recommended by shareholders.

          (ii) Evaluating all prospective director nominees, including those nominated by shareholders, and to conduct appropriate inquiries into the backgrounds and qualifications of prospective director nominees.

          (iii) Annually selecting and recommending to the Board of Directors for approval a slate of director nominees, and to otherwise recommend for approval by the Board of Directors nominees to fill vacancies or new positions on the Board of Directors as they may occur or be created from time to time, in accordance with the Bylaws of the Company.

          (iv) Planning in advance for continuity on the Board of Directors as current directors are expected to retire from the Board.

     5. Criteria for Director Nominees. In considering possible candidates for election to the Board of Directors, the Committee should be guided by the following criteria. Each candidate should:

          (i) Be chosen without regard to sex, race, religion or national origin;

          (ii) Be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

          (iii) Be free of any conflict of interest that would violate any applicable law or regulation or interfere with proper performance of the responsibilities of a director;

          (iv) Possess substantial and significant experience that would be of particular importance to the Company in the performance of the duties of a director;

          (v) Have sufficient time available to devote t o the affairs of the Company in order to carry out the responsibilities of a director; and

          (vi) Have the capacities and desire to represent the balanced best interests of the shareholders as a whole.

     6. Shareholder Recommendations for Director Nominees. Shareholders may make recommendations to the Committee of persons they believe the Committee should consider for nomination for election to the Board of Director. To make a recommendation a shareholder should submit a letter addressed to the

                                      2


Chairperson of the Compensation and Nominating Committee no later than 120 days prior to the date of the next Annual Meeting of Shareholders that sets forth the following:

          (i) The name, age, and address of the person recommended for nomination;

          (ii) The principal occupation or employment of the person recommended for nomination;

          (iii) A statement that the person is willing to be nominated and will serve if elected;

          (iv) A statement as to why the shareholder believes that the person should be considered for nomination for election to the Board of Directors and how the person meets the criteria to be considered by the Committee as set forth in Section 5 above.

     7. Meetings. The Committee shall meet as often as may be deemed necessary or appropriate in its judgment, generally four times each year, either in person or telephonically. The Committee shall report to the full Board of Directors with respect to its meetings, and prepare minutes of its meetings for inclusion in the Company's corporate records. A majority of the members of the Committee shall constitute a quorum.

     8. Annual Review. The Committee shall annually evaluate the performance of the Committee and shall assess the adequacy of the Compensation and Nominating Committee's Charter, and recommend changes if the Committee determines that changes are appropriate.





























                                      3


                                  EXHIBIT B

                     ARMANINO FOODS OF DISTINCTION, INC.

                           AUDIT COMMITTEE CHARTER
                      (As Amended on December 11, 2003)

The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Armanino Foods of Distinction, Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board. The Committee shall be composed exclusively of directors who are independent of the management of the Company and are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as a Committee member. At least one of the members shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, as required by Nasdaq rules. The members of the Committee will be elected annually at the organizational meeting of the Board. One of the members of the Committee will be elected Committee Chairman by the Board, provided that the Committee Chairman shall have those qualifications mandated by applicable law and Nasdaq listing requirements.

RESPONSIBILITY

The Committee is a part of the Board. It's primary function is overseeing the accounting and financial reporting processes and audits of the financial statements of the Company and assisting the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to stockholders and filed with the Securities and Exchange Commission ("SEC"); and (ii) the system of internal controls that management has established.

The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the public accounting firm engaged for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and such public accounting firm must report directly to the Committee. In addition, the Audit Committee must pre-approve all non-audit services provided by the independent auditors.

The Committee must establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters. In addition, the Committee provides an avenue for communication between the independent auditors, financial management and the Board. The Committee should have a clear understanding with the independent auditors that they must retain an open relationship with the Committee, and that the ultimate accountability of the independent auditors is to the Board and the Committee.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. These functions are conducted by the Company's management and the independent auditors. It is also not the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations and the Company's business conduct guidelines.

In addition to its responsibilities relating to auditing and accounting matters, the Committee will also be responsible for approving related party transactions as required by Nasdaq listing requirements

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to engage independent counsel and other advisors to render advice and counsel in such matters. The Committee will also have the authority to determine the amount of funding appropriate for the compensation of the auditors and any independent counsel or advisors engaged by the audit committee and ordinary administrative expenses in carrying out its duties. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet no less than four times annually (prior to the filing of the Company's quarterly and annual reports with the SEC) and as many additional times as the Committee deems necessary. The Committee is to meet in separate executive sessions with the chief financial officer, and independent auditors at least once each year and at other times when considered appropriate. The Committee shall keep minutes, and other relevant records and report its activities to the Board regularly. The Committee shall provide copies of its minutes to the Secretary of the Company for inclusion in the Company's corporate records.

ATTENDANCE

Committee members will strive to be present at all meetings which may be in person or by telephone conference call. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent auditors be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

     1. Be directly responsible for the appointment, compensation and oversight of the work of the independent auditors (including resolution of disagreements between management and the independent auditors regarding financial reporting) for the purpose of preparing its audit report or related work.

     2. Have the sole authority to review in advance, and grant any appropriate pre-approvals, of (a) all auditing services to be provided by the independent auditors and (b) all non-audit services to be provided by the independent auditors as permitted by Section 10A of the Securities Exchange

Act, and in connection therewith to approve all fees and other terms of engagement. The Audit Committee shall also review and approve disclosures required to be included in periodic reports filed under Section 13(a) of the Securities Exchange Act with respect to non-audit Services.

     3. Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

     4. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

     5. Review with the Company's management and independent auditors the Company's accounting and financial reporting controls. Obtain annually in writing from the independent auditors their view as to the adequacy of such controls.

     6. Review with the Company's management, and independent auditors significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent auditors their judgements about the quality, not just the acceptability, of the Company's accounting principles used in financial reporting.

     7. Review the scope and general extent of the independent auditors' annual audit. The independent auditors should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent auditors.

     8. At least annually, confirm the independence of the independent auditors and obtain from the independent auditors, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

     9. Have a predetermined arrangement with the independent auditors that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to the related press release or, if not practicable, prior to filing of quarterly reports.

     10. At the completion of the annual audit, review with management and the independent auditors the following:

          * The annual financial statements and related footnotes and financial information to be included in the Company's annual report filed with the SEC.

          * Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application.

          * Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit.

          * Investigate the level of cooperation received by the independent auditors during their audit, including their access to all requested records, data and information.

     11. Review all filings with the SEC and other published documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements.

     12. Discuss with the independent auditors the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent auditors to the Company's needs.

     13. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

     14. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of Nasdaq, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

     15. The Committee will also review and, if deemed advisable, approve all "related party transactions," as that term is defined in Item 404 of SEC Regulation S-K.

P R O X Y
                     ARMANINO FOODS OF DISTINCTION, INC.
                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned hereby appoints William J. Armanino with the power to appoint a substitute, and hereby authorizes him to represent and to vote as designated below, all the shares of common stock of Armanino Foods of Distinction, Inc. held of record by the undersigned on April 14, 2004, at the Annual Meeting of Shareholders to be held on May 28, 2004, or any adjournment thereof.

    1.   Election of Directors:

         [ ] FOR all nominees listed below (except as marked to the contrary) [ ] WITHHOLD authority to vote for all the nominees listed below:

            William J. Armanino
            John J. Micek, III
            David B. Scatena
            Joseph F. Barletta
            Edmond J. Pera
            Douglas R. Nichols

[INSTRUCTION: To withhold authority to vote for any individual nominee, cross out that nominee's name above.]

     2. The ratification of the appointment of Gregory & Eldredge, LLC, as the Company's independent auditors.

          [  ]  FOR     [   ]   AGAINST     [   ]   ABSTAIN

     3. To transact such other business as may properly come before the meeting.

    THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

     SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

    The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Proxy Statement and Annual Report.

Dated:  _____________, 2004.
                                  _________________________________________

                                  _________________________________________
                                       Signature(s) of Shareholder(s)

Signature(s) should agree with the name(s) stenciled hereon. Executors, administrators, trustees, guardians and attorneys should indicate when signing. Attorneys should submit powers of attorney.

    THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ARMANINO FOODS OF DISTINCTION, INC. PLEASE SIGN AND RETURN THIS PROXY IN THE ENCLOSED PRE-ADDRESSED ENVELOPE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.